Nuvve Releases Letter to Stockholders, Expands Strategic Focus to Energy Storage and Grid Support to Drive Near-Term Growth
SAN DIEGO—December 18, 2025—Nuvve Holding Corp. (Nasdaq: NVVE), a global leader in distributed grid assets management and vehicle-to-grid (V2G) technology, today released a letter to its stockholders announcing a strategic expansion of its business focus to include stationary energy storage systems and microgrids. This positions the company to capitalize on fast-growing, more mature energy markets while continuing to support vehicle-to-grid (V2G) innovation.
“Nuvve has consolidated its long-term vision into a cohesive strategy centered on affordability, equity, and scalable grid solutions,” said CEO Gregory Poilasne. “The company operates at the intersection of technology and critical infrastructure, managing and deploying distributed energy resources that support grid resilience and lower energy costs for communities worldwide.”
The company’s technology platform was originally developed to deliver advanced grid services through the aggregation of electric vehicle batteries. Years of development have produced a sophisticated system capable of managing highly distributed, dynamic, and unpredictable assets, capabilities that translate directly to stationary battery storage and microgrid applications.
“V2G remains an important long-term opportunity, yet the market adoption for stationary energy storage and microgrids is happening now,” added Poilasne. “This strategic shift allows us to deploy our proven technology into markets with immediate revenue potential.”
Today, Nuvve’s growth strategy is firmly centered on energy storage and microgrids across Northern Europe, the United States, Japan and South Korea, regions experiencing rapid electrification and increasing demand for distributed energy resources.
About Nuvve Holding Corp.

Nuvve (NASDAQ: NVVE) powers the future of flexible energy by turning batteries, electric vehicles (EV), buildings, and distributed assets into dynamic grid resources. At the core is Nuvve’s advanced platform for intelligent energy management and vehicle-to-grid (V2G), orchestrating real-time bidirectional charging, load optimization, and grid services. By harnessing an ecosystem of electrification partners, fleets, stationary storage, and smart EV chargers, Nuvve helps utilities and communities unlock flexibility at scale — enhancing reliability, accelerating electrification, and lowering costs. Nuvve enables a clean energy future where mobility, buildings, and infrastructure work together to support a more resilient, sustainable, and equitable grid. Headquartered in San Diego, California, Nuvve operates globally and online at nuvve.com.

Forward-Looking Statements:

This press release contains forward-looking statements or forward-looking information within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “aims,” “anticipates,” “plans,” “looking forward to,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “continue,” “seeks” or the negatives of such terms or other variations on such terms or comparable terminology, although not all forward-looking statements contain such identifying words. Forward-looking statements include, but are not limited to, statements concerning Nuvve’s plans, strategies, and prospects and, in this press release, include statements about expectations as to Nuvve’s operations, plans to utilize cryptocurrencies and blockchain in its operations, and its V2G operations and other statements that are not historical facts, all of which are subject to certain risks and uncertainties, including known and unknown
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risks, and are based on a number of assumptions which could cause actual results to differ materially from those projected or anticipated. Nuvve cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Nuvve. Such statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Some of these risks and uncertainties can be found in Nuvve’s most recent Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission (SEC). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Nuvve’s filings with the SEC. Such forward-looking statements speak only as of the date made, and Nuvve disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this press release.

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